Exhibit 99.1 Investor Presentation September 2022

Forward-Looking Statements Certain statements made in this presentation contain various “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” and similar words or similar expressions (or negative versions of such words or expressions). Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors, among others, that may materially affect actual results or outcomes include the following: • the receipt of regulatory approvals on terms desired or anticipated, unanticipated difficulties or expenditures relating to the proposed transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the proposed transaction within the expected time period (if at all), our ability to obtain financing on the anticipated terms and schedule, disruptions of our or P2E’s current plans, operations and relationships with customers and suppliers caused by the announcement and pendency of the proposed transaction; • the impact of the novel coronavirus (COVID-19) pandemic, including the emergence of variant strains, and related economic matters on our results of operations, financial conditions and prospects; • the occurrence of extraordinary events, such as terrorist attacks, public health threats, civil unrest, and inclement weather; • the effect of economic conditions on our consumers' confidence and discretionary spending or our access to credit; including the impact of inflation; • additional or increased taxes and fees; • the impact of significant competition, and the expectation the competition levels will increase; • changes in consumer preferences, attendance, wagering, and sponsorships; • loss of key or highly skilled personnel; • lack of confidence in the integrity of our core businesses or any deterioration in our reputation; • risks associated with equity investments, strategic alliances and other third-party agreements; • inability to respond to rapid technological changes in a timely manner; • concentration and evolution of slot machine and HRM manufacturing and other technology conditions that could impose additional costs; • inability to negotiate agreements with industry constituents, including horsemen and other racetracks; • inability to successfully focus on market access and retail operations for our TwinSpires Sports and Casino business and effectively compete; • inability to identify and / or complete or fully realize the benefits of acquisitions, divestitures, development of new venues or the expansion of existing facilities on time, on budget, or as planned; • general risks related to real estate ownership and significant expenditures, including fluctuations in market values and environmental regulations; • reliance on our technology services and catastrophic events and system failures disrupting our operations; • online security risk, including cyber-security breaches, or loss or misuse of our stored information as a result of a breach, including customers’ personal information, could lead to government enforcement actions or other litigation; • personal injury litigation related to injuries occurring at our racetracks; • compliance with the Foreign Corrupt Practices Act or applicable money-laundering regulations; • payment-related risks, such as risk associated with fraudulent credit card and debit card use; • work stoppages and labor issues; • risks related to pending or future legal proceedings and other actions; • highly regulated operations and changes in the regulatory environment could adversely affect our business; • restrictions in our debt facilities limiting our flexibility to operate our business; • failure to comply with the financial ratios and other covenants in our debt facilities and other indebtedness; • and increase in our insurance costs, or obtain similar insurance coverage in the future, and inability to recover under our insurance policies for damages sustained at our properties in the event of inclement weather and casualty events. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

Table of Contents § Business Overview and Case for Investing § Peninsula Pacific Entertainment Acquisition § Announced Project Capital Investments § Segment Overviews: – Live and Historical Racing – TwinSpires – Gaming § Capital Management § ESG § Appendix 3

Business Overview and Case for Investing 4

Business Overview

Churchill Downs Incorporated ("CDI") Overview

We have a unique and diverse collection of entertainment assets that generate high margins with significant Adjusted EBITDA and Free Cash Flow

Churchill Downs Racetrack ("CDRT")

Hosts the longest continuously held annual sporting event in the U.S., the **Kentucky Derby**

148th Running of the Kentucky Derby



Historical Racing Machines ("HRMs")

Three gaming entertainment venues with ~3,900 HRMs in Kentucky

Acquiring six additional HRM properties in Virginia with two HRM expansion projects underway as part of the P2E acquisition

Acquired Chasers Poker Room in Salem, New Hampshire with significant HRM expansion opportunity

TwinSpires

One of the largest and most profitable U.S. online wagering platforms for horse racing

Expanding pari-mutuel content and technology services to B2C sports betting platforms twinspires

Casino Gaming

Ten casinos[1] with ~11,800 slot machines and video lottery terminals and 200 table games in eight states

Acquiring a New York casino and an Iowa casino as part of the P2E acquisition

[1] Includes Miami Valley Gaming, 50% owned Ohio joint venture, and Midwest Gaming Holdings, LLC, 61% owned joint venture (Rivers Casino Des Plaines)

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Churchill Downs Incorporated

Business Overview CDI Overview Peninsula Pacific Entertainment (“P2E”) Acquisition § Provides substantial scale and expands historical racing geographic diversification § Immediately accretive to earnings per share and free cash flow High quality assets § Colonial Downs Racetrack in New Kent, Virginia § Six successful and growing Rosie’s Gaming Emporium historical horse racing facilities across Virginia with ~2,687 HRMs currently in operation § Includes development rights for two additional properties currently under development and up to 5 licenses for ~2,313 additional HRMs § del Lago Resort & Casino in Waterloo, New York § Hard Rock Hotel and Casino in Sioux City, Iowa Expands historical racing entertainment venues Attractive valuation multiple and deal economics § ~10.5x for existing properties based on run-rate Adjusted EBITDA § < 9.0x including additional development projects § ~7.8x including cash paid tax savings – Treatment of acquisition as an asset purchase for tax purposes allowing for tax deductibility of goodwill over the next 15 years – Planned deferral of the gains on the pending Calder and Arlington land sales Expect to close transaction in early 4th quarter 2022 6

Case for Investing Case for Investing Significant Capacity for Diverse Organic Growth The Kentucky Derby Growth § Iconic and irreplaceable asset§ Expansion of HRM properties in § Strong free cash flow generation Kentucky, Virginia, New Hampshire, with disciplined maintenance § Consistent high margin growth Louisiana and other states capital spending and significant free cash flow over the long-term§ One of the most profitable, § Ability to pursue strategic industry-leading online wagering reinvestment in organic growth, - Organic growth from unique and platforms for horse racing driven M&A, dividends, and share evolving guest experiences and by access to best-in-class racing repurchases to maximize expanded offerings content and linkage to the shareholder returns - Long-term sustainable growth from Kentucky Derby capital investments in marquee asset § Conservative balance sheet with § Diverse portfolio of wholly-owned financial flexibility and significant § Growing international regional gaming properties and access to capital engagement through Japan and strategic equity investments European Roads to the Derby With a Proven Management Team and Organizational Depth for Execution § Proven record of disciplined capital allocation and earnings growth § Successful track record of integrating new businesses and execution of organic growth projects § Diverse backgrounds with multi-industry, technology, and international experience 7 th 148 Kentucky Derby 8

148th Kentucky Derby

2022 Derby Week

Derby celebrations returned leading up to the 148th Kentucky Derby

- Thunder over Louisville returned to the Louisville waterfront with hundreds of thousands of spectators for the first time since 2019
- Derby Week nightlife was back in full force, using proceeds to raise funds for various charities and initiatives both locally and nationally
- This Derby Week saw the return of traditions such as Dawn at the Downs and Taste of Derby
- Opening Night: Style Under the Stars kicked off Derby Week with Derby inspired fashion installations from local fashion designers and Kentucky Derby milliners
- Tuesday of Derby Week celebrated women in racing, highlighting females breaking down barriers in the industry with Champions for Change: "Ladies in Racing"
- Thurby debuted a new Derby Week attraction, with infield general admission access featuring live musical performances on Thursday of Derby Week
- Friday concluded the lead up to Derby with the 148th running of the Kentucky Oaks in front of 100,188 spectators

We celebrated the 148th Kentucky Derby with 147,294 spectators on May 7, 2022

- Rich Strike is the second-longest longshot (80-1) ever to win the Derby
- Opened new Homestretch Club with all-inclusive premium reserved seats for 3,500 guests
- Expanded all-inclusive experience for all premium reserved seats






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CHURCHILL DOWNS INCORPORATED

148th Kentucky Derby

2022 Derby Week

Delivered strong NBC television ratings and viewership for the 148th Kentucky Derby

- 19.0 million peak viewership was the largest Kentucky Derby peak audience since 2017
- 16.0 million average viewership was the 8th consecutive year the event has topped 15 million viewers[1]
- The overhead replay of the race has been viewed more than 36 million times[2] across NBC Sports' flagship Facebook, Twitter, Instagram and TikTok handles and the NBC Sports YouTube channel
  - Video is the most-viewed moment ever for NBC Sports' TikTok account with 11.6 million views[2]





Delivered record all-sources handle for Churchill Downs and TwinSpires

- Record Derby Week all-sources wagering of $391.8 million, up 25% from 2021 and up 14% from 2019's record
- Record Kentucky Derby program all-sources wagering of $273.8 million, up 18% from 2021 and up 9% from 2019's record
  - Record Kentucky Derby Race all-sources wagering of $179.0 million, up 40% from 2021 and up 8% from 2019's record including $8.3 million from Japan
- Record TwinSpires Derby Day wagering of $67.4 million and record TwinSpires Derby Race wagering of $44 million, both up 8% over the previous records in 2021

Record Derby Week Adj. EBITDA Growth of ~$10 million vs. 2019

[1] Excludes pandemic-affected events
[2] As of May 10, 2022

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CHURCHILL DOWNS INCORPORATED

Peninsula Pacific Entertainment Acquisition 11

P2E Acquisition Transaction Overview Transaction §We have entered into an agreement to acquire substantially all of the assets of Overview P2E for total consideration of $2.75 billion § Debt funding necessary for transaction was completed on April 13, 2022: – $800 million Sr. Secured Delayed Draw Term Loan A due 2027 – $1.2 billion of 5.75% Sr. Unsecured Notes due 2030 – Amended and extended 5-year Sr. Secured Revolver due 2027 and upsized from $700 million to $1.2 billion Financing § Remaining acquisition funding will come from cash on hand and proceeds from the sale of land near Calder Casino § Consolidated pro forma bank covenant leverage is projected to be less than 4.4x at 12/31/22 § Plan to structure aspects of this acquisition as an Internal Revenue Code §1031 transaction to defer gain on sales of land near Calder Casino and Arlington Racetrack § CDI has obtained the acquisition ownership interest approval for the Virginia properties from the Virginia Racing Commission and approval for the Iowa property from the Iowa Racing and Gaming Commission Timing § Transaction remains dependent on customary closing conditions, including CDI obtaining New York regulatory approval th § Expect to close the transaction in early 4 quarter 2022 12

P2E Acquisition

Virginia - Existing Properties to Be Acquired

CDI will acquire:

- Colonial Downs Racetrack in New Kent, Virginia
- Six successful and growing Rosie's Gaming Emporium historical horse racing facilities across Virginia
  - Currently have 2,687 HRMs across Virginia

Significantly expands the geographic diversity of CDI's live and historical racing entertainment venues

Reinforces CDI's role as a national leader in historical horse racing

Live and Historical Racing Segment

Property	State	HRMs[1]
Colonial Downs Racetrack	VA	-
Colonial Downs / Rosie's New Kent	VA	600
Rosie's Vinton	VA	500
Rosie's Richmond	VA	700
Rosie's Hampton	VA	700
Rosie's Dumfries	VA	150
Rosie's Collinsville	VA	37

[1] Units as of 12/31/21




ROSIE'S



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CHURCHILL DOWNS INCORPORATED

P2E Acquisition Virginia Development Rights Dumfries Project § CDI will acquire the rights to build a large gaming resort and hotel, the Dumfries Project, with up to Existing HRMs: 2,687 1,150 HRMs in Northern Virginia and potential for Future HRMs: expansion up to 1,800 HRMs after initial build out 1 Dumfries Project 1,650 – $400 million investment Rosie’s Emporia 150 – Gaming facility planned to open 4Q’23 Additional Licenses 513 – 102-room hotel planned to open 1Q’24 Rosie’s Emporia Total HRMs: 5,000 § CDI will also acquire the rights to develop Rosie’s Gaming Emporium in Emporia with 150 HRMs th – 7 historical racing entertainment venue under Colonial Downs license – Expected to open in 3Q’23 Future Expansion § Colonial Downs currently races 26 days per year (1 race day per 100 HRM machines) 1 Represents incremental machines to the existing Dumfries location that will be replaced by the Dumfries Project; first phase of the – The number of race days will increase as the Dumfries project will accommodate a total of 1,150 HRMs and we number of HRMs deployed in Virginia increases will evaluate a further expansion of this facility up to 1,800 HRMs 14

P2E Acquisition New York and Iowa Assets del Lago Resort & Casino Hard Rock Hotel and Casino Sioux City § Waterloo, New York§ Sioux City, Iowa 1 1 § Gaming floor :§ Gaming floor : - 1,700 slots - 639 slots - 80 table games - 20 table games § 205-room hotel§ 54-room hotel § Nine restaurants / bar areas§ Two live entertainment venues § Sportsbook and indoor and outdoor § Hard Rock-branded sportsbook entertainment venues 1 Units as of 12/31/21 15

P2E Acquisition P2E Acquisition Valuation Multiple Investment Existing Properties ($ billions) § Adjusted for: 10.5x $2.75 – Corporate Synergies – Run rate for recently expanded/opened locations Future Development § Dumfries Project $0.6 - $0.8 § Rosie’s Emporia § Additional 513 HRMs at up to 4 additional locations < 9.0x $3.4 - $3.6 Valuation, Excluding Tax Benefits Implied Valuation Including Tax Benefits Described Below ~ 7.8x Additional Deal Economic Enhancements: § Reduction of cash paid taxes over next 15 years due to treatment of acquisition as an asset purchase for tax purposes - Allows for step up in tax basis of assets to the purchase price and straight line amortization of resulting goodwill over 15 years for tax purposes § Approximately $100 million of P2E cash tax savings from the deferral of the gain on the Calder land sale and pending Arlington land sale as a result of structuring portions of this transaction as Internal Revenue Code §1031 transactions § Acquisition is immediately accretive to free cash flow and earnings per share 16

Announced Project Capital Investments 17

Announced Project Capital Investments Summary of Announced Project Capital Investments Target $ Project Completion millions May 2023 $90 The § Turn 1 Experience Kentucky § Paddock / Under the Spires May 2024 $185 - $200 Derby § Derby City Gaming Expansion and Hotel Late 2022 / 2Q’23 $76 § Derby City Gaming Downtown 2H’23 $80 Historical 1 Racing § Turfway Park HRM Facility September 2022 $148 Machines § Louisiana HRMs in OTBs 1Q’23 $35 2 § New Hampshire Charitable Gaming Facility 2022 / 2023 Up to $150 § Queen of Terre Haute Casino Resort Late 2023 Up to $260 Gaming 1 Reflects only capital for planned HRM facility at Turfway Park 2 Acquisition of Chasers Poker Room closed September 2, 2022; Completion of new HRM facility in 2023 18

Announced Project Capital Investments Project Capital Investments at Churchill Downs Racetrack Multi-year Announced Capital Investments Turn I Project Paddock / Under the Spires § Infield seating Potential Major § Renovate additional reserved seating areas Future Projects § Hotel 19

Announced Project Capital Investments

Turn 1 Experience at Churchill Downs Racetrack

Creating a new Turn 1 experience for the 149th Kentucky Derby in May 2023

- $90 million project providing additional permanent stadium seating and new track-level hospitality club replacing current temporary Oaks and Derby seating at the first turn:
  - 5,100 covered stadium seats (+1,700 additional seats)
  - Up to 2,000 guests will enjoy a new 50,000 square-foot climate-controlled hospitality venue with reserved dining room tables, a trackside viewing terrace, and two new seating concourses to allow for better guest circulation and amenities (+2,000 additional seats)
  - New hospitality venue will provide opportunities for special events outside of the race meets
- Construction is underway and will accelerate for completion by May 2023



Type of Seating	Seats	Net Change
Covered Stadium	5,100	+1,700
Indoor	2,000	+2,000
Total Seats	7,100	+3,700

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CHURCHILL DOWNS INCORPORATED

Announced Project Capital Investments

Paddock Project at Churchill Downs Racetrack

Enhancing the Paddock experience for nearly every guest for the 150th Kentucky Derby in May 2024





- $185 - $200 million with a payback period of < 8 years
- 3,600 new premium reserved seats and 3,250 new standing room only premium tickets
  - Will remove ~2,200 existing seats resulting in a net addition of ~1,400 new premium reserved seats
- Upgrading over 3,700 existing premium reserved seats
- Vision for redesign will improve the flow of guests throughout the Paddock
  - Larger paddock walking ring for viewing the horses prior to the races
  - New Paddock Club in the area on the first floor under the Twin Spires that will provide views of the paddock and views of the tunnel that the horses walk through
  - New hospitality and other amenities for guests in certain areas of the 3rd floor clubhouse seats
  - New terraces including a new Turf Club balcony overlooking the Paddock

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Churchill Downs Incorporated

Announced Project Capital Investments Derby City Gaming Expansion Expanding the Derby City gaming floor and building a new hotel § $76 million investment that will add 135,000 square feet of new space to the facility § 41,000 square-foot gaming floor expansion expected to be completed by late 2022 – Increases HRM capacity by 450 HRMs (will open with 200 additional machines) – VIP gaming space, new sports bar, and new stage – Upscale restaurant and bar § Five-story, 123-room hotel expected to be completed by 2Q’23 22

Announced Project Capital Investments Derby City Gaming Downtown Creating a Derby City Gaming annex in Downtown Louisville § $80 million, 43,000 square-foot entertainment venue § Annex of Churchill Downs Racetrack § Located in the heart of Downtown Louisville, diagonal from the Kentucky International Convention Center § Redesigning the interior and exterior of the building with Kentucky Derby theme § Entertainment amenities include: – 500 HRMs initially – Fresh-air gaming area – 208 onsite parking spaces – Three unique bar concepts: a main-level sports bar with stage for live music and entertainment, a premium bourbon library, and an elegant wine and charcuterie lounge § Construction underway with anticipated completion by 2H’23 23

Announced Project Capital Investments Turfway Park HRM Facility Constructed a new HRM entertainment venue § Located in Florence, Kentucky 1 § Up to $148 million investment in a state-of-the-art HRM facility § Opened with 857 HRMs with ability to expand to 2 1,200 in the future § Amenities include sports bar, VIP gaming area, high-end lounge, simulcast room, and clubhouse § Opened September 1, 2022 1 Total investment of $200 million, inclusive of $46 million purchase price and $6 million Tapeta track 2 CDI has approval for 2,500 machines under the Turfway license, including the Newport Gaming annex (500 deployed currently) 24

Announced Project Capital Investments New Hampshire Charitable Gaming Facility Acquisition and build-out of new HRM venue § Up to $150 million investment in acquisition and build- out of a new venue § Located in Salem, New Hampshire approximately 30 minutes from downtown Boston § Following the acquisition, CDI will begin construction on new HRM venue with up to 800 gaming positions including HRMs and table games with potential to add more units § Chasers is the leading New Hampshire Charitable Gaming Operator – Led all New Hampshire charitable gaming operators in both gaming revenue and local charitable contributions since opening in 2017 – Under New Hampshire law, a portion of revenue from charitable gaming operations is allocated to nonprofit organizations licensed in the state 25

Announced Project Capital Investments Louisiana HRM Expansion Covington Fair Grounds off-track wagering facilities (“OTBs”) are adding HRMs under legislation approved by Louisiana Governor on June 21, 2021 Fair Grounds Fair Grounds currently has installed Race Course LaPlace 1 207 HRMs across 11 OTBs and plans and Slots LaPlace 2 Kenner to have approximately 600 HRMs Metairie Destrehan across 14 OTBs by the end of Q1’23 Slidell Chalmette Up to $35 million investment Elmwood Meraux Boutte Gretna Westwego Thibodaux Houma 26

Announced Project Capital Investments Queen of Terre Haute Casino Resort Building the new Queen of Terre Haute Casino Resort § Awarded Vigo County casino license in January 2022 § Up to $260 million investment § 50-acre parcel of land off I-70 at the State Road 46 exit on the far-east side of Terre Haute § Entertainment amenities include: – Up to 1,000 slot machines – 50 table games – High-limit gaming lounge – 125-room luxury hotel – State-of-the-art TwinSpires retail sportsbook – Several food and beverage offerings – Expect to be completed by late 2023 27

Pending Land Sales Illinois and Florida Land Sales Combined $488 million in proceeds from pending land sales Florida § On November 22, 2021, we announced an agreement with Link Logistics to purchase 115.7 acres of our land near Calder Casino for $291 million and closed the sale of the land on June 17, 2022 § CDI is planning to use certain proceeds of the sale to purchase property as part of the previously announced P2E acquisition and to invest in other replacement properties that qualify as Internal Revenue Code §1031 transactions to defer federal income tax on the $274.6 million gain on the sale of Calder land § CDI retains ownership of ~55 acres of the current 170-acre parcel of land on which Calder Casino sits th – CDI may sell or develop 17 acres of land along NW 27 Ave. in the Miami Gardens area in the future Illinois § On September 29, 2021, we announced an agreement with the Chicago Bears to purchase our 326-acre property in Arlington Heights, IL for $197.2 million § CDI is planning to use certain proceeds of the sale to purchase or invest in replacement property that qualifies as Internal Revenue Code §1031 transactions § Anticipate closing the sale in first quarter of 2023 subject to the satisfaction of various closing conditions 28 28

Live and Historical Racing Segment 29

Live and Historical Racing Segment Overview Live Racing Historical Racing Facilities Churchill Downs Derby City Gaming Key metrics Racetrack 1 Derby City Gaming Downtown Home of the 1 2019 2021 1H’22 $ in millions Kentucky Derby Revenue $292 $431 $363 v. ’19 +47% v. 1H’19 +69% 2 Turfway Park HRM Turfway Park Adjusted $136 $175 $192 Newport Racing and Gaming EBITDA v. ’19 +29% v. 1H’19 +56% Oak Grove Gaming & Hotel Oak Grove 1 2019 is used as a comparison to 2021 and 2022 given 2020 and 2021 were 3 Future Annex impacted by COVID-19 1 Derby City Gaming Downtown is planned to open in 2H’23 2 The Turfway Park HRM facility opened on September 1, 2022 3 Oak Grove has the right to open an annex in the future within 60 miles of the Oak Grove Racing, Gaming & Hotel property subject to other restrictions Three racetracks in Kentucky with ~3,900 HRMs currently and approval for up to 7,000 HRMs 30

The Kentucky Derby The Kentucky Derby Overview The Kentucky Derby utilizes the magic and mystique of Churchill Downs to create unique experiences for our guests Historic Americana Sophisticated Luxury Contagious Excitement Living Traditions 31

The Kentucky Derby The Kentucky Derby - By The Numbers Broad ranging in-person appeal and significant broadcast interest creates long-term support for iconic entertainment event Appeals to all ages NBC’s Most Watched Program Since Super Bowl LVI Age Range of § 19 million peak viewership - largest audience since 2017 Derby Attendees § 16 million average viewership - 8% increase over 2021 42% 18 to 34 § 52 % female / 48% male viewership demographics 26% 35 to 49 § Leadup coverage included: Today Show, Tonight Show with 26% 50 to 64 Jimmy Fallon, Kelly Clarkson Show, Top Chef, American Song 6% > 65 Contest, E!: Daily Pop, Universal Pictures: Jurassic World 1 Avg. Comparisons Date Network Avg. Viewers Appeals to all income levels th Masters Final Round Apr 10 CBS 10.2 th Daytona 500 Feb 20 ABC/ESPN 8.9 Average annual income of ticket buyer th Indy 500 May 30 NBC 4.8 th 42% <$100K Formula One Miami Grand Prix May 8 ABC/ESPN 2.6 1 40% $100K - $250K Viewership in millions 18% over $250K $1.2 million Average Net Worth 32

The Kentucky Derby The Month Long Celebration Leading Up to the Kentucky Derby Through various non-affiliated organizations, spring kicks off with a month of events celebrating the Kentucky Derby Kentucky Derby Thunder Over Festival Marathon Louisville A Boston Marathon The largest annual qualifying race which fireworks display in runs through Churchill North America Downs Great Balloon Race Kentucky Museum of A beloved family Art & Craft Couture tradition where color Live show featuring global fills the Louisville sky emerging and established to signal that Derby is artists and designers near 1 Economic Impact to Louisville … over $400 million 1 According to most recent economic impact study conducted by Reuters in 2022 33

The Kentucky Derby

The Lead Up to the Kentucky Derby

Unique Derby Week Experiences

Experiences at the Track:
- Tours of the Paddock area
- Backstretch Tour at Dawn at Churchill Downs





Derby Week Nightlife:
Locals and visiting tourists rub elbows with celebrities, influencers, athletes and captains of industry at charity galas, culinary events and VIP poker fundraisers while enjoying performances by top musicians, artists and entertainers.





3rd Party Experiences:
- Private Horse Farm Tours
- Bourbon Distillery Tours
- Mint Julep Sunset Social





Derby Week

Saturday: Opening Night
The annual kickoff to Derby week features night racing and entertainment





Tuesday: Champions for Change
Celebrate champions in the Thoroughbred industry and support equitable opportunities in racing

Thursday: Thurby
Guests enjoy racing, bourbon and live music





Friday: Kentucky Oaks
America's premier race for 3-year old fillies that raises funding, awareness and equitable access for women's health resources

Saturday: Kentucky Derby
The most prestigious event in racing crowns a new Triple Crown hopeful each year

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Churchill Downs Incorporated

The Kentucky Derby

The Kentucky Derby Growth Strategy

A Premier International Sporting / Entertainment Event

Derby Week Revenue


Broadcast
Other
License / Sponsorship
Pari-Mutuel
Ticketing

Premium seats (~60,000) are largest contributor to revenue

- Over a third of reserved seats are under non-cancellable contracts with staggered 3-7 year expirations through personal seat licenses, suite contracts, and other agreements
- Remaining reserved seats are sold in advance of the event
- Demand for premium tickets continues to exceed supply

Kentucky Derby Growth Strategy

Leverage unique experiences and make strategic capital investments

- Enhance guest experience to enable pricing differentiation for ~60,000 reserved seats
- Expand Derby Week offerings and attractions
- Execute capital investments to enable segmentation of guests who do not have a reserved seat

Attract additional sponsorships

Expand European Road to Derby and Japan Road to Derby

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CHURCHILL DOWNS INCORPORATED

The Kentucky Derby Sponsorship Strategy Building relationships with sponsors targeting luxury, lifestyle and technology categories for both onsite experiences and Derby parties around the globe Official partners include Woodford Reserve, Longines, Ford and BMW Majority of sponsorship revenue dollars are multi-year deals that include Kentucky Derby, Kentucky Oaks and Churchill Downs assets 36

The Kentucky Derby

Leverage unique experiences and make strategic capital investments

		Enhance Guest Experience	Enable Price Differentiation	Capital Investments to Enable Segmentation
2021	Conversion to all-inclusive experience for all reserved seating	✓	✓	✓
2022	Homestretch Club – 3,250 premium all-inclusive reserved seats replaced 5,200 limited amenity seats	✓	✓	✓
2023	Turn 1 Experience	✓	✓	✓
2024	Paddock Project	✓	✓	✓

And Enhance Long Term Shareholder Value

37

Churchill Downs Incorporated

The Kentucky Derby Three unique Roads to the Derby for a horse to qualify in one of 20 coveted Derby starting positions United States Japan European Horses compete for a Horses compete for one Horses compete for one Derby starting position Derby starting position Derby starting position through 37 races from through four Japanese races through seven European September through April starting in November races from September to April Growth Potential New customers for the Derby Additional wagering Provides extended marketing opportunity for sponsors 38

Historical Racing Machines Historical Racing Machine Overview A historical horse racing machine (“HRM”) is a gaming device that uses the results of previously run horse races to approximate the gaming experience of Class II and Class III machines § Top game titles / themes are from Aristocrat, Light and Wonder, International Game Technology, Konami Gaming, Ainsworth Game Technology Unique early stage growth model § CDI’s HRM business is still in relatively early days, with recently opened properties like Oak Grove, Turfway Park and Newport, Kentucky ramping up and new properties yet to open, like Derby City Gaming Downtown § Consumer education on HRMs is still developing in all of our markets § Opportunity remains for innovation in HRM products that can be offered to consumers § CDI has the opportunity to expand into other states 39

Historical Racing Machines Historical Racing Machine Overview - Kentucky Nine racing licenses have been awarded by the Kentucky Horse Racing Commission (“KHRC”) and are each allowed to have a main facility and one “annex” facility within a 60 mile radius of the licensed racetrack § CDI has been awarded three racing licenses – Churchill Downs Racetrack, Oak Grove, and Turfway Park 1 - Churchill Downs Racetrack is permitted to have Derby City Gaming and Derby City Gaming Downtown as an “annex” - Turfway Park has Newport Racing and Gaming as an “annex” - CDI has the option to pursue an additional annex under the Oak Grove license in Kentucky § Purse contributions from the HRM facilities attract more and better-quality horses resulting in better- quality racing content which strengthens the foundation of the entire horse industry in Kentucky and benefits TwinSpires Keeping Kentucky Strong 1 Derby City Gaming operates at Churchill Downs Racetrack’s ancillary training facility in Louisville, Kentucky 40

Historical Racing Machines Historical Racing Machine Overview In Virginia, Colonial Downs is the only entity eligible to operate HRMs in the state and is permitted to operate HRMs at up to 10 “satellite facilities” with a statewide limit of 5,000 HRMs § P2E currently has 6 facilities with 2,687 HRMs § Purse contributions from HRM facilities support horse racing at Colonial Downs and the agricultural industry in Virginia In New Hampshire, each of the existing 15 charitable gaming operators is allowed to offer HRMs at its facility and may relocate its facility within its current city of operation § New Hampshire is the first state to allow the combination of HRMs and table games at facilities § A portion of gross gaming revenue is donated to local charities In Louisiana, each racing license operator is allowed to offer up to 50 HRMs at each of its OTBs 1 § CDI expects to add ~600 HRMs at 14 of its Fair Grounds OTBs by 1Q’23 § Purse contributions from HRM revenue support horse racing at Fair Grounds and the horse racing industry in Louisiana Future expansion opportunities exist in other states 1 Results of HRMs at Fair Grounds OTBs are reported in the Gaming segment 41

Historical Racing Machines

Churchill Downs Racetrack and Derby City Gaming

	Derby City Gaming	Derby City Gaming Downtown	Churchill Downs
Opened	**Sep. 2018**	**2H'23[1]**	***Future Organic Growth Opportunity***
Total investment ($ millions)	**$78[2]**	**$80[3]**	
Property size (sq. ft.)	**~85,000**	**~43,000**	
Proximity to major market	**8 mi. to Downtown Louisville**	**In Downtown Louisville**	
Win/Unit/Day[4]	**$465**		
Actual HRMs[5]	**1,225**	**500[1]**	
HRM capacity approval to date	**3,000**		

[1] Plan to open Derby City Gaming Downtown in 2H'23 with 500 HRMs
[2] Reflects total approved project investment for completed projects
[3] Reflects total approved project investment for approved project
[4] Average for twelve months ended June 2022 – 1,082 avg. HRMs operational
[5] As of 12/31/21

Derby City Gaming

- Operates at Churchill Downs Racetrack's ancillary training facility in Louisville, Kentucky
  - Décor pays homage to our deep history in horse racing
  - Center bar with large format televisions, two food venues, and outdoor gaming patio on the north side of the facility
  - $13 million south side gaming patio opened with a net addition of 225 HRMs in September 2020
- Expanding gaming floor (late 2022 completion) and building a new hotel (2Q'23 completion)

Derby City Gaming Downtown (Annex)

- Opening a new $80 million HRM entertainment venue in Downtown Louisville in 2H'23


WELCOME



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CHURCHILL DOWNS INCORPORATED

Historical Racing Machines

Oak Grove Racing, Gaming & Hotel

	OAK GROVE RACING • GAMING • HOTEL	Annex
Opened	Sep. 2020	*Future Organic Growth Opportunity*
Total investment[1] ($ millions)	$200	
Property size (sq. ft.)	~275,000	
Proximity to major market	~55 mi. to Nashville	
Win/Unit/Day[2]	$265	
Actual HRMs[3]	1,325	
HRM capacity approval to date	1,500	

[1] Reflects total approved project investment for completed project
[2] Average for twelve months ended June 2022 – 1,292 avg. HRMs operational
[3] As of 12/31/21

Located off of Hwy 24 on the KY / TN border

- ~55 miles from Nashville, Tennessee (pop. ~670,000)
- Across the street from Fort Campbell, the second largest military base in the U.S. (pop. ~200,000)
- ~11 miles from Clarksville, Tennessee (pop. ~150,000)

Facility includes:

- Harness racetrack opened Oct. 2019
- HRM facility opened Sept. 2020
- 128-room hotel with event center and dining areas opened Oct. 2020
- 3,000 person capacity amphitheater, RV park, and equestrian center opened late spring 2021





43

CHURCHILL DOWNS INCORPORATED

Historical Racing Machines Turfway Park Racing & Gaming and Newport Racing & Gaming Turfway Park Racing & Gaming Renovation 1 § Up to $148 million investment in a state-of-the-art HRM facility Opened Sep. 2022 Oct. 2020 § Opened September 1,2022 Total investment 1 2 Up to $200 $37 ($ millions) § Will support purse funding for Turfway Park race meets Property size ~85,000 ~17,000 Newport Racing & Gaming (Annex) (sq. ft.) § Located in Newport, Kentucky Proximity to ~10 mi. to ~3 mi. to major market Cincinnati Cincinnati§ $37 million total investment including $6 million expansion in November 2021 3 Win/Unit/Day $165 § Supports purse funding for Turfway Park race meets 4 5 Actual HRMs 850 500 HRM capacity 2,500 approval to date 1 Reflects total approved project investment for announced projects and inclusive of $46 million purchase price 2 Reflects total approved project investment for completed projects 3 Average for twelve months ended June 2022 – 456 avg. HRMs operational 1 4 Total investment of $200 million, inclusive of $46 million purchase price and $6 million As of 12/31/21 5 Tapeta track Opened Turfway Park Racing & Gaming with 850 HRMs and the ability to expand to up to 1,200 HRMs 44

TwinSpires Segment 45

TwinSpires

TwinSpires Growth Strategy

Grow core TwinSpires horse racing customers

- Leverage linkage to Kentucky Derby to efficiently acquire customers
- Utilize in-house development team to continue to enhance superior technology platform
- Utilize analytics on customer behavior to drive efficient customer acquisition, retention, and activation

Expand pari-mutuel content and technology services to B2C sports betting platforms

- Seamless delivery of casual betting pari-mutuel platform with single wallet integration
- Provide technology interfaces and ancillary services necessary to accept and settle pari-mutuel wagers via United Tote
- Provide services necessary to acquire pari-mutuel racing content
- Potential for sports wagering sponsorships of the Kentucky Derby
- Will generate incremental content fees for CDI racetracks

Regarding sports betting, CDI will …

- Maintain its retail sportsbooks
- Exit B2C online sports betting and casino business
- Monetize online sports betting market access rights

TwinSpires is the premier pari-mutuel content and online technology provider

Key metrics

$ in millions	2019[1]	2021		1H'22
Revenue[2,3]	$297	$458		$240
v. '19		+54%	v. 1H'19	+51%
Adj. EBITDA[2,3]	$69	$83		$58
v. '19		+19%	v. 1H'19	+48%

[1] 2019 is used as a comparison to 2021 and 2022 given 2020 and 2021 were impacted by COVID-19

[2] TwinSpires Segment periods 1H'22 and 2021 include results from United Tote; 2019 and 1H'19 exclude results from United Tote

[3] TwinSpires Segment periods 1H'22, 2021, and 2019 include results from TwinSpires retail sportsbooks; 1H'19 excludes results from TwinSpires retail sportsbooks

46

CHURCHILL DOWNS INCORPORATED

TwinSpires Horse Racing

TwinSpires Horse Racing

TwinSpires Horse Racing business is a well-proven, profitable, and growing platform built on pari-mutuel wagering economics

Strategic Advantages

Linkage to the Kentucky Derby

- Inexpensively acquire new customers each year with an affinity for horse racing
- Access to premier content because of ownership of the Kentucky Derby

Customer relationships

- Highly engaged and growing database
- Differentiate VIP relationships to build loyalty and retention
- Unique ability to create once in a lifetime experiences at the Kentucky Derby

Technology platform and analytics

- Own technology platform with in-house development team
- Utilize analytics on customer behavior to drive efficient customer acquisition, retention, and activation

Management team

- Significant online wagering and technology experience

Key metrics

$ in millions	2019[2]	2021		1H'22
TwinSpires Handle[1]	$1,456	$1,962		$1,006
v. '19		+35%	v. 1H'19	30%
Revenue[3]	$291	$423		$223
v. '19		+45%	v. 1H'19	40%
Adj. EBITDA[3]	$78	$124		$62
v. '19		+58%	v. 1H'19	+48%
Margin[3]	27%	29%		28%
v. '19		+2pts	v. 1H'19	+1pt

[1] TwinSpires handle excludes Velocity

[2] 2019 is used as a comparison to 2021 and 2022 given 2020 and 2021 were impacted by COVID-19

[3] TwinSpires Horse Racing periods 1H'22 and 2021 include results from United Tote; 2019 and 1H'19 exclude results from United Tote

47

Churchill Downs Incorporated

TwinSpires Horse Racing Horse Racing Industry Handle Growth 1 Industry handle grew significantly since 2019 and wagering has shifted online 2 U.S. Online Wagering Other Horse Racing Wagering Annual Growth 1H’22 Growth $ in billions $ in billions +12% $12.2 -1% +24% $11.0 $10.9 $5.1 $6.3 +11% $5.7 $6.7 $6.7 $3.6 $3.4 61% 54% 57% $3.0 54% $4.4 59% 40% 1H'20 1H'21 1H'22 2019 2020 2021 U.S. Online Wagering U.S. Online Wagering +52% +0% VPY: +20% -6% VPY: 1 Total wagering represents wagering on U.S. Thoroughbred Horse Racing as reported by Equibase 2 All U.S. Online Wagering as reported by the Oregon Racing Commission, including Velocity 48

TwinSpires Horse Racing TwinSpires Handle Growth 1 TwinSpires Horse Racing handle has also grown significantly since 2019 Annual Growth Quarterly Growth $ in millions $ in millions $1,977 $1,962 $1,064 $1,006 $1,456 $899 2019 2020 2021 1H'20 1H'21 1H'22 +18% VPY: +36% -0.8% VPY: -5% V’19: +36% +35% V’19: +38% +30% 1 TwinSpires handle excludes Velocity 49

TwinSpires Horse Racing

TwinSpires Horse Racing Content

TwinSpires Horse Racing offers betting on ~165,000 races at 360 racetracks 365 days a year

Road to the Derby

- Santa Anita Park – San Felipe
- Oaklawn – Arkansas Derby
- Florida Derby
- Santa Anita Derby
- Wood Memorial
- Louisiana Derby


107th Louisiana Derby
SATURDAY, MARCH 21st
FIRST POST: 11am CT
twinspires.com

- Oaklawn – Rebel
- The Jeff Ruby Steaks

Triple Crown

- Kentucky Derby
- Preakness 147
- Belmont Stakes

Breeder's Cup Challenge Series & World Championships

- Saratoga – The Fourstardave, Jockey Club Gold Cup
- Del Mar
- France Galop
- Churchill Downs – Beverly D. Stakes
- Saratoga – The Resorts World Casino Sword Dancer, The Ballerina
- Keeneland – The Bourbon Stakes, Claiborne Breeders' Futurity, Juddmonte Spinster Stakes
- Breeders' Cup Challenge – Win and You're In.
- World Championships Breeders' Cup 2022 – Keeneland

* Not all events are listed

50

CHURCHILL DOWNS INCORPORATED

TwinSpires Horse Racing

TwinSpires Horse Racing Content

TwinSpires typically offers wagering 24/7 on racetracks from 16 countries


France
Ireland
United Kingdom
East
USA East
West
USA West
Uruguay
Mexico
Canada
UAE
South Africa
New Zealand
S. Korea
Japan
Australia
Hong Kong
Saudi Arabia
The Hong Kong Jockey Club
Singapore
KENTUCKY DERBY
PREAKNESS
BELMONT STAKES
EPSOM DOWNS
Ascot
DOWN ROYAL
TRENTHAM
DEL MAR
WESTERN FAIR
SAUDI CUP
3AM
4AM
5AM
6AM
7AM
8AM
9AM
10AM
11AM
12PM
1PM
2PM
3PM
4PM
5PM
6PM
7PM
8PM
9PM
10PM
11PM
12AM
1AM
2AM

Hours in EST

51

CHURCHILL DOWNS INCORPORATED

TwinSpires Sports and Casino

TwinSpires Sports and Casino Strategy

CDI will maintain its retail sportsbooks, exit B2C online sports betting and casino business, and monetize online market access rights

Jurisdiction	CDI Property
Mississippi	Harlow's and Riverwalk Casinos[1]
Pennsylvania	Presque Isle Downs & Casino in Erie, PA[2]
Indiana	Queen of Terre Haute[3]
Louisiana	Fair Grounds Slots/VSI and Race Course[2]
Maryland	The Casino at Ocean Downs[2]
Illinois	Rivers Des Plaines Joint Venture[4]
Ohio	Miami Valley Gaming[5]
Maine	Oxford Casino and Hotel[5]

Expect to have mid-single digit aggregate loss in 2022, turning positive in 2023 and beyond

[1] Retail sports wagering only
[2] Retail and online sports wagering
[3] Queen of Terre Haute is under development and will include a TwinSpires retail sportsbook with two additional online skins
[4] Rivers Des Plaines operates sports betting under the brand BetRivers and is recorded in the Gaming segment
[5] State sports betting operations not yet live

52

CHURCHILL DOWNS INCORPORATED

Gaming Segment 53

Gaming Segment

Regional Gaming Properties

Diverse portfolio of gaming properties

Strategic advantages

Local approach

- Unique Brands and marketing strategies
- Menus and offerings reflect local tastes
- Promotions catered to local customer base
- Loyal player base

Business intelligence analytics

- Utilize analytics on customer behavior to optimize customer trips and casino / food & beverage offerings

Leverage corporate gaming expertise

- Return on invested capital focused
- Gaming floor layout and game mix optimization focus
- Centralized slot purchasing to leverage size
- Centralized marketing resources facilitate shared best practices

Regional property gaming leaders

- Significant overall gaming experience
- Stable executive leadership maintains local market focus

Key metrics

$ in millions	2019[1]	2021		1H'22
Revenue[2]	$690	$698		$364
v. '19		+1%	v. 1H'19	+5%
Adjusted EBITDA[3]	$278	$412		$198
v. '19		+48%	v. 1H'19	+40%

[1] 2019 is used as a comparison to 2021 and 2022 given 2020 and 2021 were impacted by COVID-19

[2] Revenue does not include revenue from our equity investments

[3] Adjusted EBITDA includes our portion of EBITDA from our equity investments

54

Churchill Downs Incorporated

Gaming Properties Wholly-Owned Gaming Properties Seven wholly-owned regional gaming properties and one management contract 1 Slots & Video Retail 1 1 Property State Acres Poker / VLTs Tables Racetrack Hotel Sportsbook 2 Calder Casino FL 54 1,100 - - - - 3 Fair Grounds Slots and VSI LA 145 1,600 -P -P 4 Oxford ME 97 950 30 -PP The Casino at Ocean Downs MD 167 900 18P -P - 6 Harlow’s Casino Resort & Spa MS 85 700 15PP Riverwalk Casino Hotel MS 22 650 15 -PP Presque Isle Casino PA 270 1,550 34P -P 5 Lady Luck Nemacolin PA - 600 27 - - - 1 Units as of 12/31/21 2 CDI sold 115.7 acres of Calder land on June 17, 2022 3 Fair Grounds operates 15 OTB’s across southeast Louisiana 4 Oxford retail sportsbook is approved but pending final regulations 5 Management agreement to operate casino until July 2023 6 Leased land 55

Gaming Properties Equity Investment – Miami Valley Gaming (50% Ownership) Property § Located on 120 acres in Lebanon, OH (North of Cincinnati, south of Dayton) 1 § ~2,250 video lottery terminals and four dining facilities § Joint venture (50/50) with Delaware North Completed two growth projects in 2022 § Expanded the outdoor gaming patio in June 2022 to allow for 196 more machines and to add an outdoor bar § Converted existing buffet space into two new food venues and added incremental gaming space in July 2022 1 Units as of 7/31/22 56

Gaming Properties

Equity Investment – Rivers Casino Des Plaines (61% Ownership)

Premier casino located on 21 acres in Des Plaines, Illinois (~17 miles from Chicago)

CDI invested $407 million for 61% equity investment on March 5, 2019 in a joint venture with Rush Street Gaming, LLC

Property

- 1,968 positions[1,2] (1,487 slot machines and 119 table games)
- Eight food and beverage outlets plus a VIP lounge
- Retail and online BetRivers sportsbook

Completed $90 million investment[3] in 78,000 square-foot expansion in early 2022

- Expansion added ~725 gaming positions
  - ~270 table game positions (+73%)
  - ~428 slot game positions (+48%)
- First floor expansion with new restaurant and expanded gaming floor opened in January 2022
- Second phase of expansion with poker room, new casino bar and expanded gaming floor opened in April 2022
- 10,000 square-foot ballroom for private events and live entertainment added in May 2022


RIVERS CASINO



[1] Units as of 7/31/22

[2] For purposes of statutory requirements, slot machines are counted as 0.9 positions and table games are determined based on type of game (Craps tables have 10 positions, all others have 5 positions).

[3] Investment funded from Rivers Des Plaines operating cash flow and debt facilities for joint venture and not funded by CDI

57

Churchill Downs Incorporated

Capital Management 58

Capital Management Capital management philosophy based on creating long-term shareholder value Maintain broad and expedient access to the capital markets § Ideal target is 3.0x-4.0x net leverage - willing to go higher for a strategic investment Engage in open and active dialogue with rating agencies and institutional investors Investments focused on creating long-term shareholder value § Invest in organic investments to expand offerings in high growth areas with returns above cost of capital § Pursue strategic acquisitions § Dividends are considered annually by the Board of Directors based on the health of the Company § Opportunistic share repurchases dependent upon free cash flow generation, leverage levels and other investment opportunities to grow the business 59

Capital Management Capital Projects Projected Capital Investments Capital 2021 Actuals 2022 Forecast Maintenance $40 million $60-70 million Project $52 million $300 - 350 million § Oak Grove§ Turfway Park§ Queen of Terre Haute § Newport§ Churchill Downs§ DCG Downtown § Churchill Downs§ Derby City Gaming§ Louisiana HRMs § Turfway Park Capacity for Future Investments § 2.3x TTM Bank Net Leverage as of June 30, 2022 § Significant balance sheet flexibility 1 § $1.2 billion undrawn credit facility § Demonstrated ability to access debt markets with attractive rates / terms 1 $1.195 billion available, net of $5 million outstanding letters of credit 60

Capital Management Our investments have provided strong returns creating long-term shareholder value Investment Payback Property Year ($ millions) Period Winner’s Circle Suites and Courtyard 2015 $4 < 5 years Turf Club / Stakes Room 2016 $18 < 5 years Ocean Downs Slot Floor Purchase 2017 $13 < 2 years Miami Valley Expansion 2017 $5 < 2 years Oxford Hotel & Floor Expansion 2017 $27 < 6 years Ocean Downs Expansion 2017 $18 < 3 years Derby City Gaming 2018 $65 < 2 years 61

Capital Management We have demonstrated M&A is a core discipline of our team Typical M&A Target Screen Regional casino assets with future growth potential Well positioned competitively – existing gaming and future gaming expansion Accretive to free cash flow and earnings per share with returns above cost of capital And, we have shown our ability to be a disciplined seller of assets Saratoga – New York Land Sales Big Fish Games and Colorado Sold 61 acres of excess Calder land for $26.5 Swapped 25% equity ownership in Purchased for $835 1 2 million or $434k per acre in 2016 Saratoga – New York and Colorado for million Dec. 2014 remaining 50% equity ownership in 2 Sold 115.7 acres of excess Calder land for $291 Sold for $990 million 1 Ocean Downs Casino in Aug. 2018 million or $2.5 million per acre in June 2022 in Jan. 2018 Retained rights to online sports betting Announced agreement to sell 326-acre > 50% levered IRR and iGaming if regulation allows in the Arlington property for $197.2 million in 2021 future 1 Excluding real estate commissions paid 2 Gross, prior to settlement of working capital adjustments and transaction costs 62

Capital Management CDI has returned $1.5 billion of capital to shareholders over the last 7 years Dividends th § 2022 was the 11 consecutive increase in the dividend per share § $152 million paid to shareholders in dividends over the last 7 years Share Repurchases § Returned $1.38 billion to shareholders through share repurchases over the last 7 years 1 - Repurchased ~15.9 million shares at an average price of ~$87 per share § $359 million remaining under the 2021 Stock Repurchase Plan at June 30, 2022 Reflects our long-term commitment to effectively return capital to shareholders unless there are more attractive growth opportunities 1 Through June 30, 2022 63

Environmental, Social, and Governance 64

ESG CDI Approach to Environment, Social and Governance (“ESG”) ESG Committee established to lead ESG initiatives § Cross-functional team led by CFO § CDI’s Nominating & Governance Committee provide oversight to the Committee and CDI leadership regarding CDI’s ESG strategy § Oversight of CDI’s responsible gaming, compliance, environmental, health and safety, sustainability, corporate social responsibility, corporate governance and other efforts regarding public policy matters and commitments Responsible Gaming § CDI only operates in regulated gaming markets § CDI promotes responsible gaming at all of our properties and online, for all of our products and services § CDI’s leadership team and CDI’s Audit Committee of the Board of Directors provide oversight Environment § CDI is committed to environmental responsibility in the communities in which we operate § CDI initiatives at properties to lessen energy and water usage, to decrease carbon emissions, and to responsibly manage waste are ongoing Social § CDI is investing in the communities in which we operate § CDI supports its team members by assisting with funding of continuing education and pursuit of professional licenses and designations, various leadership programs, and programs to help those in need Governance § We strive to attract a Board with diversity of race and gender, as well as general diversity of background and experiences including financial, industry, and risk experience § Each member of the Board brings unique skills and experiences to the team and plays a vital role in the direction of CDI 65

ESG CDI Approach to Responsible Gaming CDI is committed to promoting responsible gaming at all of our properties and online, for all of our products and services Team Members Customers and Guests We provide the knowledge and skills regarding: We provide information regarding: § Importance of responsible gaming§ Self-restriction and self-exclusion programs to not receive direct marketing and to be denied § CDI policies related to responsible gaming access to any CDI property § CDI policies regarding advertising and direct § Education on how the games work, tips on marketing how to play responsibly, and to provide § How to actively recognize and respond to referrals and support for problem gambling requests for information and to incidents treatment Monitoring CDI’s Audit Committee oversees compliance with responsible gaming regulations: § Quarterly self reporting of property incidents by CDI Leadership Team § Periodic internal audits reported to CDI’s Audit Committee and state gaming regulators Periodic state gaming regulator audits 66

ESG CDI Approach to the Environment We have ongoing initiatives at our properties: § To lessen energy and water usage § To decrease our carbon emissions § To responsibly manage waste Examples of these initiatives include: § We are committed to installing LED lighting in all of our newly constructed properties and converting to LED lighting at our existing properties over time § Our properties are implementing a wide range of recycling initiatives § Our teams have enhanced the efficiency of our heating and cooling systems, including nightly setbacks, high efficiency compressors on HVAC equipment, and demand controlled ventilation at our properties § We installed large pipes at Churchill Downs Racetrack to act as storage basins during heavy rainfalls, reducing an estimated 12 million gallons of wastewater overflows into the neighboring communities § Eight of our properties have worked with Restaurant Technologies to utilize cooking oil recycling, reducing used cooking oil by 90,624 pounds annually We are committed to reducing our impact on the environment in the communities in which we operate 67

ESG CDI Approach to Social CDI is investing in the communities in which we operate § CDI contributes over $2.2 million annually via grants and in-kind donations to over 750 organizations § Each year, CDI donates Derby Week tickets and experiences to nonprofit fundraising auctions, resulting in > $2.5 million raised to benefit various charitable causes § Our team members demonstrate their commitment to our communities through toy and food drives, preparation of meals for those in need, and assisting nonprofits § CDI helps to raise awareness for women’s breast and ovarian cancer as Kentucky Oaks attendees dress in pink and nearly 150 breast and ovarian cancer survivors march in the Survivors Parade - More than $2 million has been raised for breast health since inception CDI supports its team members by assisting with funding of continuing education and pursuit of professional licenses and designations, various leadership programs, and programs to help those in need § Our Business & Technology Rotational Program is a 2-year development track that provides a unique professional development and mentorship opportunity for young professionals to work with senior-level leaders § CDI supports and encourages its team members to continue their academic growth by offering tuition reimbursement following one year of service § The Helping Others Receive Support in Emergencies (HORSE) Program is a nonprofit charitable organization established by CDI to provide confidential emergency financial assistance to team members and their families in situations caused by unforeseeable and uncontrolled hardships 68

ESG CDI Approach to Governance Strong Board of Directors – eight highly qualified members that play a vital role in the direction of CDI § 7 of 8 directors are independent § 2 of 8 independent directors are a woman or diverse § Fully independent Audit and Compensation committees § Board includes financial, industry and risk management experts Oversight by Board of Directors regarding critical governance responsibilities § Risk Management§ Responsible Gaming§ Cybersecurity § Code of Conduct § ESG Single-class capital structure protects investor rights Mandatory Board of Director retirement age of 72 Policies and practices in place to protect the integrity of our business § Anti-money laundering policy § Anti-corruption policy § Mandatory ethics and cybersecurity training for all full-time employees 69

Appendix 70

Appendix ManagementTeam Bill Carstanjen Chief Executive Officer § Chief Executive Officer since Aug. 2014; Director since 2015 § President and COO, Mar. 2011 – Aug. 2014; COO, Jan. 2009 – Mar. 2011 § EVP, General Counsel & Chief Development Officer, July 2005 – Dec. 2008 § Former Executive of GE § Began career as attorney with Cravath, Swaine, & Moore LLP in NYC § Columbia Law School Bill Mudd President and Chief Operating Officer § Chief Operating Officer since Oct. 2015 § President and Chief Financial Officer, Aug. 2014 – Oct. 2015 § Chief Financial Officer from Oct. 2007 to Aug. 2014 § 15-year multi-industry, multi-business background with GE § Former Captain in the U.S. Army Reserves § B.A. in Mathematics from Bellarmine University; MBA Marcia Dall Executive Vice President and Chief Financial Officer § Chief Financial Officer since Oct. 2015 § Public company Chief Financial Officer for Erie Insurance Group / Erie Indemnity (Nasdaq: ERIE), Mar. 2009 to Oct. 2015 § 20+ year tenure with GE / GE Capital in finance / operational / executive roles § B.S. in Accounting – Indiana University; MBA – Kellogg School of Management at Northwestern University; CPA 71

Appendix Board of Directors Alex Rankin Chairman of the Board § Independent Chairman since 2018 § Director since 2008 § Chairman of the Board of Sterling G. Thompson Company, LLC § President of Upson Downs Farm, Inc. § Chairman of James Graham Brown Foundation Bill Carstanjen § CEO since 2014; Director since 2015 § CDI President and COO, 2011 – 2014; COO, 2009 - 2011 § CDI EVP, General Counsel & Chief Development Officer, 2005 - 2008 § Former Executive of GE § Began career as attorney with Cravath, Swaine, & Moore LLP in NYC Ulysses Bridgeman, Jr. § Director since 2012 § Owner and CEO of Heartland Coca-Cola Bottling Company § Previously owner & CEO of various companies operating over 450 restaurants in 20 states § From 1975 – 1987 played professional basketball for the Milwaukee Bucks and Los Angeles Clippers Robert Fealy § Director since 2000 § Chair of Nominating and Governance Committee § Managing Director of Limerick Investments, LLC § Previously President, COO, and Director of The Duchossois Group 72

Appendix Board of Directors (continued) Doug Grissom § Director since 2017 § Managing Director of Madison Dearborn Partners’ Business & Government Software and Services team § Previously with Bain Capital, McKinsey & Company and Goldman Sachs Daniel Harrington § Director since 1998 § Chair of Compensation Committee § President and CEO of HTV Industries, Inc. § Extensive financial, accounting, and Chief Executive experience Karole Lloyd § Director since 2018 § Chair of Audit Committee and serves on the Nominating & Governance Committee § Former Vice Chair and Southeast Regional Managing Partner for Ernst & Young LLP § Serves on the Board of Directors of Aflac Inc. § Handled mergers, IPOs, acquisitions, and divestures for EY Paul Varga § Director since 2020 § Former Chairman and CEO of Brown-Forman Corporation § Serves on the Board of Directors of Macy’s Inc. § Considerable experience and expertise in corporate finance, building brand awareness, product development, marketing, and sales 73

Definition of Non-GAAP Financial Measures Churchill Downs Incorporated (the “Company”, “we”, “our”) uses non-GAAP measures as a key performance measure of the results of operations for purposes of evaluating performance internally. These measures facilitate comparison of operating performance between periods and help investors to better understand the operating results of the Company by excluding certain items that may not be indicative of the Company's core business or operating results. The Company believes the use of these measures enables management and investors to evaluate and compare, from period to period, the Company’s operating performance in a meaningful and consistent manner. The non-GAAP measures are a supplemental measure of our performance that is not required by, or presented in accordance with, GAAP, and should not be considered as an alternative to, or more meaningful than, net income or diluted EPS (as determined in accordance with GAAP) as a measure of our operating results. We use Adjusted EBITDA to evaluate segment performance, develop strategy and allocate resources. We utilize the Adjusted EBITDA metric to provide a more accurate measure of our core operating results and enable management and investors to evaluate and compare from period to period our operating performance in a meaningful and consistent manner. Adjusted EBITDA should not be considered as an alternative to operating income as an indicator of performance, as an alternative to cash flows from operating activities as a measure of liquidity, or as an alternative to any other measure provided in accordance with GAAP. Our calculation of Adjusted EBITDA may be different from the calculation used by other companies and, therefore, comparability may be limited. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, adjusted for the following: Adjusted EBITDA includes our portion of the EBITDA from our equity investments. Adjusted EBITDA excludes: • Transaction expense, net which includes: • Acquisition, disposition, and land sale related charges; • Direct online Sports and Casino business exit costs; and • Other transaction expense, including legal, accounting, and other deal-related expense; • Stock-based compensation expense; • Rivers Des Plaines’ impact on our investments in unconsolidated affiliates from: • The impact of changes in fair value of interest rate swaps; and • Legal reserves and transaction costs; • Asset impairments; • Gain on Calder land sale; • Legal reserves; • Pre-opening expense; and • Other charges, recoveries and expenses 74

Reconciliation from GAAP to Non-GAAP Financial Measures Reconciliation of Comprehensive Income to Adjusted EBITDA 75